Group assets and liabilities - Accrued investment income and other debtors (Details) - USD ($) $ in Millions	Dec. 31, 2024	Dec. 31, 2023
Group assets and liabilities
Total accrued investment income, primarily interest receivable	$ 902	$ 1,003
Other debtors comprises:
Other debtors	1,310	1,161
Total accrued investment income and other debtors	2,212	2,164
Analysed as:
Expected to be settled within one year	2,162	2,048
Expected to be settled beyond one year	$ 50	$ 116